Provisions	6 Months Ended
Jun. 30, 2021
Text block [abstract]
Provisions
9. Provisions

	June 30, 2021 £’000	December 31, 2020 £’000
Social security contributions on share options	51	109
Provision for deferred cash consideration	1,597	1,525

Total	1,648	1,634

Current	1,256	418
Non-current	392	1,216

The provision for social security contributions on share options is calculated based on the number of options outstanding at the reporting date that are expected to be exercised. The provision is based on the estimated gain arising on exercise of the share options, using the best estimate of the market price at the balance sheet date.
The deferred cash consideration is the estimate of the quantifiable but not certain future cash payment obligations due to AstraZeneca for the acquisition of certain assets. This liability is calculated as the risk adjusted net present value of future cash payments to be made by the Company. The payments are dependent on reaching certain milestones based on the commencement and outcome of clinical trials. The likelihood of achieving such milestones is reviewed at the balance sheet date and increased or decreased as appropriate (see Note 7).